UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

INTERNATIONAL LEADERS CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53780	27-0491634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive Suite 530 Las Vegas, NV	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (702) 628-8899

Star Century Pandaho Corporation
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On September 20, 2017, pursuant to board of directors approval and majority shareholder consent, International Leaders Capital Corporation (the "Company") filed a certificate of amendment (the "Amendment") to its articles of incorporation with the State of Nevada to change the name of the corporation from Star Century Pandaho Corporation to International Leaders Capital Corporation (the “Name Change”) and a Certificate of Change (the “Certificate of Change”) with the State of Nevada effectuating a one (1) for fifty (50) reverse stock split of the Company’s outstanding Common Stock to which every fifty (50) shares of outstanding Common Stock of the Company shall be converted into one (1) share of Common Stock (the "Reverse Stock Split"). As a result of the Reverse Stock Split, each fifty (50) shares of Common Stock issued and outstanding prior to the Reverse Stock Split has been converted into one (1) share of Common Stock. The Company will not issue fractional shares in connection with the Reverse Stock Split. Fractional shares will be rounded up to the nearest whole share.

The Name Change and Reverse Stock Split was announced on the Daily List maintained by Financial Industry Regulatory Authority on October 3, 2017 and took effect at the open of business on October 4, 2017 (the “Effective Date”). On the Effective Date the Company’s trading symbol changed to “SCPDD” for a period of 20 business days, after which the "D" will be removed from the Company’s trading symbol and will begin trading under new trading symbol “ILCC”.

In connection with the Name Change and Reverse Stock Split, the Company's CUSIP number has been changed to 45975L 109.

The foregoing description of the Amendment and the Certificate of Change does not purport to be complete and is qualified in its entirety by the documents filed as Exhibits 3.1 and 3.2 hereto, respectively.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
3.1	Amendment to Articles of Incorporation, as filed with the Secretary of State of Nevada on September 20, 2017.	Filed herewith.
3.2	Certificate of Change, as filed with the Secretary of State of Nevada on September 20, 2017.	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL LEADERS CAPITAL CORPORATION (Registrant)
Date: October 4, 2017	By: /s/ Cihan Huang Cihan Huang Chief Executive Officer

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